UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2013
MYLAN INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-9114	25-1211621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Corporate Drive Canonsburg, PA	15317
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 Results of Operations and Financial Condition.
On August 1, 2013, Mylan Inc., a Pennsylvania corporation, issued a press release reporting its financial results for the period ended June 30, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release of the registrant dated August 1, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN INC.

Date:	August 1, 2013	By:	/s/ John D. Sheehan
John D. Sheehan Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of the registrant dated August 1, 2013